UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2026
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502)-636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.    Other Events.

Strategic Alternatives

Churchill Downs Incorporated (the "Company") has completed a comprehensive review of the Company's operational portfolio and long-term capital allocation priorities. The Company is exploring various options to sell the following wholly owned regional gaming properties: Calder Casino in Florida, Terre Haute Casino Resort in Indiana, Hard Rock Hotel & Casino in Iowa, Oxford Casino Hotel in Maine, Ocean Downs Casino and Racetrack in Maryland, Harlow’s Casino Resort and Spa and Riverwalk Casino Hotel in Mississippi, del Lago Resort and Casino in New York, and Presque Isle Downs and Casino in Pennsylvania.

The Company can provide no assurances that its exploration of strategic alternatives will result in the Company pursuing a transaction or that any transaction, if pursued, will be completed on defined terms or at all. The Company has not set a timetable for the completion of this process and does not intend to provide updates unless and until it is determined that disclosure is appropriate or required by law.

Forward-Looking Statements
This Current Report on Form 8-K contains various "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "seek," "should," "will," "scheduled," and similar words or similar expressions (or negative versions of such words or expressions), although some forward-looking statements are expressed differently.

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include the following: whether the objective of the strategic alternative review process will be achieved; the terms, structure, benefits and costs of any strategic transaction; the timing of any strategic transaction and whether any strategic transaction will be consummated on the terms proposed or at all; the risk that the announcement or exploration of strategic alternatives could have an adverse effect on the ability of the Company to retain key personnel and maintain relationships with partners, suppliers, employees, shareholders and other business relationships; the risk of any unexpected costs or expenses resulting from the exploration of strategic alternatives; the risk of any litigation relating to the exploration of strategic alternatives or any strategic transaction; changes in the price of the Company’s common stock and general market conditions; and other factors described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in other filings the Company makes with the Securities and Exchange Commission.

The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
The following is being furnished as an exhibit to the Current Report on Form 8-K.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
July 29, 2026	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Executive Vice President, General Counsel and Secretary